AMENDMENT NO. 3
                           and CONSENT
                               to
                 AMENDED AND RESTATED CREDIT AGREEMENT
                      Dated as of July 26, 1996

     THIS AMENDMENT NO. 3 and CONSENT ("Amendment") is entered into as of June 16, 1997 by and among Fairchild Holding Corp., a Delaware corporation (the "U.S. Borrower"), Fairchild Finance Company (f/k/a Kaysel), a private unlimited liability company formed under the laws of The Republic of Ireland (the "U.K. Borrower"), and the institutions identified on the signature pages hereof as Lenders. Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement (as defined below).

     W I T N E S S E T H:

     WHEREAS, the U.S. Borrower, the U.K. Borrower, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 26, 1996, as amended (together with the Exhibits and Schedules thereto, the "Credit Agreement"), pursuant to which the Lenders have agreed to provide certain financial accommodations to the Borrowers;

     WHEREAS, the U.S. Borrower has informed the Administrative Agent and Lenders of its desire (i) to form a new Wholly-Owned Subsidiary, Oink Oink, Inc., a Delaware corporation, (ii) upon its becoming a holder of the Capital Stock of Fairchild CDI S.A., a corporation organized under the laws of France and currently a Subsidiary of TFC ("CDI S.A."), to transfer such Capital Stock to VSI Holdings, Inc., a Wholly-Owned Subsidiary of the U.S. Borrower, and for VSI Holdings, Inc. to transfer such Capital Stock to Technologies, and (iii) thereafter to cause CDI S.A. to merge with and into Convac France S.A., a corporation organized under the laws of France and a Wholly-Owned Subsidiary of Technologies ("Convac France"); and

     WHEREAS, the U.S. Borrower has requested certain consents in connection with the aforesaid proposed Subsidiary formation, stock transfer and Subsidiary merger and a further amendment of Section
10.01 of the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Amendment to Credit Agreement.  Effective as of June 16,
1997, upon satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement is hereby amended as follows:

     1.1  Section 10.01 is amended to delete the provisions of
Section 10.01(g) in their entirety and substitute the following therefor:

     (g) Indebtedness arising from (i) intercompany loans from the U.S. Borrower to any of its Subsidiaries which is a Guarantor (other than Fairchild Technologies USA, Inc.) or from any such Subsidiary to the U.S. Borrower or any other such Subsidiary, (ii) those certain intercompany loans identified on Schedule 10.01-G attached hereto and made a part hereof incurred on or before February 21, 1997 or under promissory notes identified on Schedule 10.01-G evidencing Indebtedness owing (A) between the U.S. Borrower and Fairchild Retiree Medical Services, Inc. and (B) by the U.K. Borrower to the U.S. Borrower upon the assignment by the U.S. Borrower of the promissory note executed on February 20, 1997 by Simmonds Holding to the U.K. Borrower as referenced on Schedule 10.01-G, (iii) Indebtedness incurred after February 21, 1997 in addition to that permitted under clause (i) above, in an amount not to exceed $12,000,000 in the aggregate, exclusive of fees and interest with respect thereto, arising from intercompany loans (A) from the U.S. Borrower to Fairchild Technologies USA, Inc. and any of the U.S. Borrower's Subsidiaries which are not Guarantors or from any such Subsidiary of the U.S. Borrower to the U.S. Borrower or any other such Subsidiary and (B) from the U.K. Borrower to any Subsidiary of the U.S. Borrower, and (iv) from RHI to the U.S. Borrower; provided that such loans are subordinated to the payment and performance of the Obligations and are evidenced by promissory notes in form and substance satisfactory to the Administrative Agent, which terms of such promissory notes executed with respect to loans from RHI to the U.S. Borrower on or after February 21, 1997, the proceeds of which are used, directly or indirectly, to effect the acquisition of Capital Stock and convertible bonds of Simmonds, S.A. and compliance with the requirements of the Support Agreement, shall include, without limitation, provisions stating that such loans are not payable until the Obligations are satisfied in full, in cash, and that interest payable with respect thereto shall not be payable in cash, but only in kind, and provided further that (1) the amount of Indebtedness permitted in clause
(iii) hereof shall be in addition to the amount of proceeds of loans permitted in clause (iv) hereof which are in turn loaned by the U.S. Borrower to a Subsidiary of the U.S. Borrower or by such a Subsidiary to another such Subsidiary and (2) the amount of proceeds of loans made as permitted by clause (iii)(A) and included for purposes of determining usage of the aforesaid $12,000,000 limitation which are in turn loaned by Fairchild Technologies USA, Inc. or a Subsidiary of the U.S. Borrower which is not a Guarantor to any other such Subsidiary shall not be double counted for purposes of calculating compliance with the aforesaid $12,000,000 limitation;

     2.  Consents. The Lenders signatory hereto hereby consent to:

     2.1 the formation by the U.S. Borrower of a new Subsidiary to be named Oink Oink, Inc., under the laws of Delaware, provided that
(a) 100% of the Capital Stock of Oink Oink, Inc. is pledged to the Administrative Agent, (b) Oink Oink, Inc. becomes a Guarantor and grants a security interest to the Administrative Agent for the benefit of the Holders in all of its assets to secure the Obligations and its obligations as a Guarantor, in each instance, on terms and conditions and subject to agreements satisfactory to the Administrative Agent;

     2.2 the transfer by capital contribution of the Capital Stock of CDI S.A. (a) by the U.S. Borrower to VSI Holdings, Inc. and (b) by VSI Holdings, Inc. to Technologies; and

     2.3 the merger of CDI S.A. with and into Convac France, with Convac France being the surviving corporation and, thereafter, the change of Convac France's name; provided that the U.S. Borrower notifies the Administrative Agent of such name change promptly upon its becoming effective.

     3. Conditions to Effectiveness. The provisions of this Amendment shall become effective as of June 16, 1997 upon receipt by the Administrative Agent, by no later than 5:00 p.m. (New York time) on June 16, 1997, of executed counterparts of this Amendment signed on behalf of the Borrowers and the Requisite Lenders.

     4.  Representations, Warranties and Covenants.

     4.1 The Borrowers hereby represent and warrant that this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

     4.2 The Borrowers hereby represent and warrant that, before and after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.

     4.3 Each Borrower hereby reaffirms all agreements, covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and made in the other Loan Documents to which it is a party; and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment. To the extent the Credit Agreement is amended hereby to modify or add agreements, covenants and/or representations and warranties, such agreements, covenants and/or representations and warranties are made as of the date on which this Amendment becomes effective with respect thereto.

     5.  Reference to and Effect on the Credit Agreement.

     5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     5.2  Except as specifically amended above, the Credit
Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

     5.3 The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative
Agent or Lenders, or constitute a waiver of any provision of any of the Loan Documents.

     6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


FAIRCHILD HOLDING CORP.
By:  Karen L. Schneckenburger
     Vice President & Treasurer


FAIRCHILD FINANCE COMPANY (f/k/a KAYSEL)
By:  Karen L. Schneckenburger
     Attorney


CITICORP USA, INC.
By:  Timothy L. Freeman
     Attorney-in-Fact


NATIONSBANK, N.A.
By:  Michael R. Heredia
Title:  Senior Vice President


CAISSE NATIONALE DE CREDIT AGRICOLE
By:  Katherine I. Abbott
Title:  First Vice President


UNION BANK OF CALIFORNIA
By:  Cary Moore
Title:  Vice President

                           SCHEDULE 10.01-G
                                to
                  Amended and Restated Credit Agreement
                       Dated as of July 26, 1996



    Intercompany Indebtedness Outstanding as of February 21, 1997



Indebtedness Owing by U.S. Borrower to a Subsidiary of U.S.
Borrower:

                    Principal
Subsidiary          Amount         Evidenced By

U.K. Borrower       $1,450,000     Promissory Note dated
                                   February 12, 1997

Fairchild Retiree   $1,500,000     Promissory Note dated
Medical Services,                  December 31, 1996
Inc.

Fairchild           $2,000,000    Promissory Note dated
Retiree Medical                    December 31, 1996
Services, Inc.


Indebtedness Owing by Subsidiaries of U.S. Borrower to U.S.
Borrower

                     Principal
Subsidiary           Amount             Evidenced By

Fairchild Tech-      DM15,370,956.69    Books & records
nologies GmbH

Fairchild Tech-      $1,485,512         Books & records
nologies GmbH
Fairchild Retiree    $2,000,000        Promissory Note dated
Medical Services,                       December 31, 1996
Inc.

Fairchild Fasteners  Fr45,100,000       Promissory Note dated
Europe-Simmonds                         February 20, 1997
S.A.R.L.


Indebtedness Owing by a Subsidiary of the U.S. Borrower to Another Subsidiary of the U.S. Borrower:

                              Principal
Obligor        Obligee        Amount         Evidenced By

VSI Holdings,  Fairchild      $35,600,000    Promissory Note
Inc.           Retiree Medical               dated December 31,
               Services, Inc.                1996

Fairchild      Camloc         DM13,569,000   Share Purchase
Technologies   Holdings, Inc.                Agreement dated
GmbH                                         July 1, 1992

Fairchild      Fairchild      DM716,684      Books and records
Technologies   Technologies
USA, Inc.      GmbH

Voi-Shan       VSI Holdings,  DM1,860,000    Promissory Note
Diessel GmbH   Inc.                          dated March 1, 1994

Voi-Shan       Fairchild      DM231,428      Promissory Note
Diessel GmbH   Technologies                  dated March 1, 1994
               GmbH

Voi-Shan       Fairchild      $281,814.01    Promissory Note
Diessel GmbH   Technologies                  dated October 30,
               GmbH                          1996

Voi-Shan       Camloc GmbH    DM1,800,000    Loan Agreement dated
Diessel GmbH                                 May 24, 1996

Voi-Shan       Fairchild      DM738,397.90   Promissory Note
Diessel GmbH   Fasteners                     dated December 9,
               France S.A.R.L.               1996

Camloc GmbH    Fairchild      DM300,000      Loan Agreement dated
               Fasteners                     May 29, 1996
               France S.A.R.L.

Banner         JJS Limited    GBP2,070,314   Books and records
Investments
(UK) PLC